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                                                                     EXHIBIT 17

                                                      Registration No. 33-32246

                           As filed on July 20, 1990

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /
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Pre-Effective Amendment No. _______                                      /   /

Post-Effective Amendment No. 1                                           / X /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /
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Amendment No. 4                                                          / X /

                        TRANSAMERICA TAX-FREE BOND FUND
               (Exact Name of Registrant as Specified in Charter)

                      1000 Louisiana, Houston, Texas 77002
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (713) 751-2400

                                Thomas R. Powers
                                 1000 Louisiana
                              Houston, Texas 77002
                    (Name and Address of Agent for Service)

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                                   Copies to:

Kenneth S. Gerstein, Esq.                         Robert L. Stillwell, Esq.
Gordon Hurwitz Butowsky Weitzen                       Baker & Botts
Shalov & Wein                                     3000 One Shell Plaza
101 Park Avenue                                       Suite 3121
New York, New York 10178                          Houston, Texas 77002

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:

X      immediately upon filing pursuant to paragraph (b)

___    on       [date]      pursuant to paragraph (b)

___    60 days after filing pursuant to paragraph (a)

___    on       [date]      pursuant to paragraph (a) of rule 485

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     Registrant previously elected, pursuant to Rule 24f-2 (b)(2) under the
Investment Company Act of 1940, to register an indefinite number of its shares of beneficial interest, for sale under the Securities Act of 1933 and will file its Notice for the current fiscal year ending December 31, 1990.